Fees Summary	Sep. 10, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 2,700,000,000
Previously Paid Amount	0.00
Total Fee Amount	413,370
Total Offset Amount	0.00
Net Fee	$ 413,370